Exhibit 10.43

FIRST AMENDMENT TO

CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “First Amendment”) is made as of the 12th day of December , 2006 by and among

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a corporation organized under the laws of the State of Delaware, having a place of business at 1830 Route 130, Burlington, New Jersey 08016, as the Borrower;

the FACILITY GUARANTORS party hereto;

the LENDERS party hereto;

BEAR STEARNS CORPORATE LENDING INC., having a place of business at 383 Madison Avenue, New York, New York 10179, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”), for its own benefit and the benefit of the other Secured Parties;

BANC OF AMERICA SECURITIES LLC, as Syndication Agent; and

WACHOVIA BANK, NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Borrower, the Facility Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, the Syndication Agent, and the Co-Documentation Agents have entered into a Credit Agreement dated as of April 13, 2006 (the “Credit Agreement”); and

WHEREAS, the Borrower, the Facility Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, the Syndication Agent, and the Co-Documentation Agents have agreed to amend certain provisions of the Credit Agreement, on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendments to Article V. The provisions of Article V of the Credit Agreement are hereby amended as follows:

a.	The provisions of Sections 5.01(a), 5.01(b), 5.01(c), 5.01(d), and 5.01(e) are hereby amended by deleting the words “BCF Holdings” wherever same appears and substituting the word “Parent” in their stead in each instance.

b.	The provisions of Section 5.09 are hereby deleted in their entirety and the following substituted in their stead:

(a) In the event the Real Estate described in Paragraph 12 listed on Schedule 1.1(b) is not sold or transferred in accordance with clause (g)(ii) of the definition of “Permitted Dispositions” on or prior to June 30, 2007, the applicable Loan Party shall deliver to the Collateral Agent a Mortgage in form and substance reasonably satisfactory to the Collateral Agent with respect to such Real Estate.

(b) On or before February 12, 2007, the applicable Loan Party shall deliver to the Collateral Agent a Mortgage in form and substance reasonably satisfactory to the Collateral Agent with respect to the Real Estate described in Paragraphs 9 and 10 listed on Schedule 1.1(b).

3.	Amendments to Article VI. The provisions of Section 6.06(b)(viii) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(viii) payments either of (A) cash to shareholders, or (B) principal and interest in respect of notes issued to stockholders, in each case, in connection with the repurchase of shares of Capital Stock of BCF Holdings owned by such shareholder, provided that such payments shall not exceed $3,000,000 in any Fiscal Year, provided that, in the event the entire $3,000,000 is not utilized in any Fiscal Year, one hundred percent (100%) of such unutilized portion may be carried forward to succeeding Fiscal Years of BCF Holdings; and

4.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of (or waived by) the Administrative Agent:

a.	This First Amendment shall have been duly executed and delivered by the Borrower, the Facility Guarantors, the Agents and the Required Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Loan Parties true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

c.	The ABL Agreement shall have been amended to reflect amendments similar to those contained herein, as applicable, and such amendment shall be in full force and effect.

d.	The Borrower shall have reimbursed the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection herewith, including, without limitation, reasonable attorneys’ fees.

e.	No Default or Event of Default shall have occurred and be continuing.

5.	Miscellaneous.

a.	Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations, warranties (other than representations and warranties which specifically relate to an earlier date) and covenants therein contained.

b.	This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or e-mail of a PDF copy shall be effective as delivery of a manually executed counterpart hereof.

c.	This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,
(“BORROWER”)

By	/s/ Paul C. Tang
Print Name:	Paul C. Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Facility Guarantors

By:	/s/ Paul C. Tang
Name:	Paul C. Tang
Title:	Executive Vice President

BEAR STEARNS CORPORATE LENDING INC., As Administrative Agent, as Collateral Agent and as a Lender

By:	/s/ Victor Bulzacchelli
Name:	Victor Bulzacchelli
Title:	Vice President

Address:

383 Madison Avenue New York, New York 10179

Attn:	Stephen G. O’Keefe
Telephone:	(212) 272-9430
Telecopy:	(212) 272-9184

BANC OF AMERICA SECURITIES LLC, As Syndication Agent

By:	Coleigh McKay
Name:	Coleigh McKay
Title:	Vice President

Address:	201 N. Tryon Street
NC1-027-14-01
Charlotte, NC 28225

JPMORGAN CHASE BANK, N.A., As Co-Documentation Agent and as a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

WACHOVIA BANK, NATIONAL ASSOCIATION, As Co-Documentation Agent and as a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Hibiscus CBNA Loan Funding LLC, for itself or as agent for Hibiscus CFPI Loan Funding LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-fact

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Alcentra Warehouse, Ltd.

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Pacifica CDO III, Ltd.

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Pacifica CDO IV, Ltd.

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Scotiabank Ireland Limited

By:	/s/ Neam Ahmed
Name:	Neam Ahmed
Title:	Authorized Signatory

Address:

Attn:
Telephone:
Telecopy:

AIB Debt Management Ltd., As a Lender

By:	/s/ Martin Chin
Name:	Martin Chin
Title:	Senior Vice President

By:	/s/ Eanna Mulkere
Name:	Eanna Mulkere
Title:	Assistant Vice President

Address:

601 South Figueroa Street Suite 4650 Los Angeles, CA 90017

Attn:	Martin Chin
Telephone:	(213) 593-4765
Telecopy:	(213) 593-4766

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

ACAS CLO 2006-1, LTD.,

By: American Capital Asset Management LLC, as Portfolio Manager

By:	/s/ Dana Dratch
Name:	Dana Dratch
Title:	Authorized Signatory

Address:

505 5th Avenue, 26th Floor
New York, NY 10017

Attn: Dana Dratch
Telephone: 212-624-9407
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

NORTHWOODS CAPITAL IV, LIMITED

By: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

NORTHWOODS CAPITAL V, LIMITED
By: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

NORTHWOODS CAPITAL VI, LIMITED

By: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

NORTHWOODS CAPITAL VII, LIMITED

By: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Avenue CLO IV, Limited

Avenue CLO V, Limited

By:	/s/ Richard D’Addario
Name:	Richard D’Addario
Title:	Senior Portfolio Manager

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BlueMountain CLO II Ltd

By:	/s/ Kimberly Reina
Name:	Kimberly Reina
Title:	Associate

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BlueMountain CLO III Ltd

By:	/s/ Kimberly Reina
Name:	Kimberly Reina
Title:	Associate

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

DUNES FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BALLANTYNE FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 7, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Canyon Capital CLO 2004-1 Ltd.

By:	/s/ Dominique Mielle
Name:	Dominique Mielle
Title:	Authorized Signatory

Address: Canyon Capital Advisors LLC
9665 Wilshire Blvd., Suite 200
Beverly Hills, CA 90212

Attn: Ravi Guha
Telephone: (310) 247-2700
Telecopy: (310) 228-5399

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 7, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Canyon Capital CLO 2006-1 Ltd.

By:	/s/ Dominique Mielle
Name:	Dominique Mielle
Title:	Authorized Signatory

Address: Canyon Capital Advisors LLC
9665 Wilshire Blvd., Suite 200
Beverly Hills, CA 90212

Attn: Ravi Guha
Telephone: (310) 247-2700
Telecopy: (310) 228-5399

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Del Mar CLO I, Ltd.

By: Caywood-Scholl Capital Management, LLC as Collateral Manager

By:	/s/ Kirk Maurer
Name:	Kirk Maurer
Title:	Co-Director of Research

Address:	4350 Executive Drive
Suite 125
San Diego, CA 92121

Attn:	Kirk Mauer
Telephone:	(858) 452-3811
Telecopy:	(858) 535-9068

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Credit Suisse International

By:	/s/ Martin
Name:	Martin
Title:

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Evergreen CBNA Loan Funding LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-fact

Address:

Attn:
Telephone:
Telecopy:

Hewett’s Island CLO II, Ltd.

By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Preston I. Carnes
Name:	Preston I. Carnes
Title:	Managing Director

Hewett’s Island CLO III, Ltd.

By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

Hewett’s Island CLO IV, Ltd.

By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

Hewett’s Island CLO V, Ltd.

By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

Investors Bank & Trust Company as Sub-Custodian Agent of CypressTree International Loan Holding Company Limited

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Martha Hadeler
Name:	Martha Hadeler
Title:	Managing Director

By:	/s/ Robert Weeden
Name:	Robert Weeden
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Duane Street CLO 1, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Duane Street CLO II, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Duane Street CLO III, Ltd.

By: DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO 1, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name:	Gregory R. Cooper
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name:	Gregory R. Cooper
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name:	Gregory R. Cooper
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name:	Gregory R. Cooper
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Avery Street CLO, LTD

By:	/s/ Andrea S. Feingold
Name:	Andrea S. Feingold
Title:	Director

Address:	Feingold O’Keefe Capital, LLC
One International Place
23rd Floor
Boston, MA 02110

Attn:
Telephone:
Telecopy:	617-310-6110

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Feingold O’Keefe Credit Fund CBNA Loan Funding LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-fact

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Emerson Place CLO, LTD

By:	/s/ Andrea S. Feingold
Name:	Andrea S. Feingold
Title:	Director

Address:	Feingold O’Keefe Capital, LLC
One International Place
23rd Floor
Boston, MA 02110

Attn:
Telephone:
Telecopy:	617-310-6110

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Nantucket CLO I Ltd

By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By:	/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Vice President

Address:	Fortis Investments
75 State Street, Suite 2700
Boston, MA 02109

Attn:
Telephone:	617-478-7217
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Nantucket CLO II Ltd

By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By:	/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Vice President

Address:	Fortis Investments
75 State Street, Suite 2700
Boston, MA 02109

Attn:
Telephone:	617-478-7217
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LINVILLE FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

H/2 Real Estate CDO 2006-1 Ltd.

By:	/s/ Carlos Farjallah
Name:	Carlos Farjallah
Title:	Director

Address:	South Church Street
PO Box 1093 George Town
Grand Cayman, Cayman Islands

Attn:
Telephone:	(345) 945-7099
Telecopy:	(345) 945-7100

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Gleneagles CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Grand Central Asset Trust, HLD Series

By:	/s/ Beata Konopko
Name:	Beata Konopko
Title:	Attorney-In-Fact

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Grand Central Asset Trust, LMI Series

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-In-Fact

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Grand Central Asset Trust, SOH Series

By:	/s/ Beata Konopko
Name:	Beata Konopko
Title:	Attorney-In-Fact

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Grayson CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Highland Credit Opportunities CDO Ltd

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Highland Credit Opportunities CDO Ltd

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Highland Credit Strategies Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Highland Loan Funding V Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Highland Offshore Partners, L.P.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Jasper CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Pioneer Floating Rate Trust

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Red River CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Southfork CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Brentwood CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Rockwood CDO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

KEY BANK NATIONAL ASSOCIATION

By:	/s/ Carla Laning
Name:	Carla Laning
Title:	Vice President

Address:	127 Public Square
Cleveland, OH 44114

Attn:	Carla Laning
Telephone:	(216) 689-8626
Telecopy:	(216) 689-3953

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management, LLC, As Collateral Manager

By:	/s/ Farboud Tavangar
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management, LLC, As Collateral Manager

By:	/s/ Farboud Tavangar
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LCM III, Ltd.

By:	Lyon Capital Management, LLC,
As Collateral Manager

By:	/s/ Farboud Tavangar
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LCM IV, Ltd.

By:	Lyon Capital Management, LLC,
As Collateral Manager

By:	/s/ Farboud Tavangar
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LCM V, Ltd.

By:	Lyon Capital Management, LLC,
As Attorney-in-Fact

By:	/s/ Farboud Tavangar
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Mountain Capital CLO III Ltd.

By:	/s/ Regina Forman
Name:	Regina Forman
Title:	Director

Address:	PO Box 10632,
Royal Bank House
Shedden Road, George Town,
Grand Cayman, Cayman Islands

Attn:	The Directors
Telephone:	(345) 945-9208
Telecopy:	(345) 945-9210

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Mountain Capital CLO IV Ltd.

By:	/s/ Regina Forman
Name:	Regina Forman
Title:	Director

Address:	PO Box 10632,
Royal Bank House
Shedden Road, George Town,
Grand Cayman, Cayman Islands

Attn:	The Directors
Telephone:	(345) 945-9208
Telecopy:	(345) 945-9210

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Mountain Capital CLO V Ltd.

By:	/s/ Regina Forman
Name:	Regina Forman
Title:	Director

Address:	PO Box 10632,
Royal Bank House
Shedden Road, George Town,
Grand Cayman, Cayman Islands

Attn:	The Directors
Telephone:	(345) 945-9208
Telecopy:	(345) 945-9210

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 7, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Morgan Stanley Senior Funding, Inc.

By:	/s/ Darragh Dempsey
Name:	Darragh Dempsey
Title:	Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 7, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution: NACM CLO I

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Authorized Signatory

Address:	600 W. Broadway, 29th Floor
San Diego, CA 92101

Attn:	Joanna Willars
Telephone:	713-978-6242

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 7, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

THE NORINCHUKIN TRUST AND BANKING CO., LTD., acting as Trustee for Trust Account No. 430000-109

By:	/s/ Seiji Kuramoto
Name:	Seiji Kuramoto
Title:	Senior Manager

Address:	1-1-12, Uchikanda, Chiyodaku,
Tokyo 101-0047, Japan

Attn:
Telephone:	(813) 5281-1315
Telecopy:	(813) 5281 1262

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WATERVILLE FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 1, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Fairway Loan Funding Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER 1, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Global Enhanced Loan Fund S.A.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

FINCH FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CLO II LTD.

By: Princeton Advisory Group, Inc., the Collateral Manager acting as attorney-in-fact

By:	/s/ Jennifer Wright
Name:	Jennifer Wright
Title:	Vice President

Address:	700 Alexander Park, Suite 201
Princeton, NJ 08540

Attn:	Katherine Page
Attn:
Telephone:	(213) 891-8264
Telecopy:	(213) 891-8763

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

ROSEDALE CLO, LTD.

By: Princeton Advisory Group, Inc., the Collateral Manager acting as attorney-in-fact:

By:	/s/ Jennifer Wright
Name:	Jennifer Wright
Title:	Vice President

Address:	700 Alexander Park, Suite 201
Princeton, NJ 08540

Attn:	Katherine Page
Attn:
Telephone:	(213) 891-8264
Telecopy:	(213) 891-8763

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

CUNA Mutual Insurance Society

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Frank X. Whitley
Name:	Frank X. Whitley
Title:	Executive Vice President

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

CUNA Mutual Life Insurance Company

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Frank X. Whitley
Name:	Frank X. Whitley
Title:	Executive Vice President

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

CUNA Mutual Life Insurance Company

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Frank X. Whitley
Name:	Frank X. Whitley
Title:	Executive Vice President

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

GMAM Group Pension Trust I

By: State Street Bank & Trust Company as Trustee for GMAM Group Pension Trust I

By:	/s/ ???
Name:	???
Title:	Assistant Vice President

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Frank X. Whitley
Name:	Frank X. Whitley
Title:	Executive Vice President

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Frank X. Whitley
Name:	Frank X. Whitley
Title:	Executive Vice President

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield Arbitrage CDO, Ltd.

By: Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield AZURE CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield Bristol CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield Carrera CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield Quattro CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Stanfield Veyron CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Trimaran CLO IV, Ltd

By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

Address:	622 Third Avenue
New York, NY 10017

Attn:
Attn:	David Millison
Telephone:	(212) 616-3810
Telecopy:	(212) 616-3801

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Trimaran CLO V, Ltd

By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

Address:	622 Third Avenue
New York, NY 10017

Attn:
Attn:	David Millison
Telephone:	(212) 616-3810
Telecopy:	(212) 616-3801

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Trimaran CLO VI, Ltd

By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

Address:	622 Third Avenue
New York, NY 10017

Attn:
Attn:	David Millison
Telephone:	(212) 616-3810
Telecopy:	(212) 616-3801

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Trimaran CLO VII, Ltd

By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

Address:	622 Third Avenue
New York, NY 10017

Attn:
Attn:	David Millison
Telephone:	(212) 616-3810
Telecopy:	(212) 616-3801

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

UBS AG, Stamford Branch

By:	/s/ Douglas Gervolino
Name:	Douglas Gervolino
Title:	Associate Director Banking Products Services, US

By:	/s/ Steven J. Nibur
Name:	Steven J. Nibur
Title:	Associate Director Banking Products Services, US

Address:

Attn:
Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

By: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

ENDURANCE CLO I, LTD.

c/o: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

WG HORIZONS CLO I

c/o: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

BANK OF AMERICA N.A., as a Lender

By:	/s/ Coleigh McKay
Name:	Coleigh McKay
Title:	Vice President

Address:	214 North Tryon Street
NC1-027-14-01
Charlotte, NC 28226

Attn:
Attn:	Coleigh McKay
Telephone:	(704) 388-7617
Telecopy:	(704) 409-0174

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WhiteHorse II, Ltd.

By: WhiteHorse Capital Partners, L.P. As Collateral Manager

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WhiteHorse III, Ltd.

By: WhiteHorse Capital Partners, L.P. As Collateral Manager

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WhiteHorse IV, Ltd.

By: WhiteHorse Capital Partners, L.P. As Collateral Manager

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

WhiteHorse IV, Ltd.

By: WhiteHorse Capital Partners, L.P. As Collateral Manager

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Barclays Bank CLC

By:	/s/ Marc Berg
Name:	Marc Berg
Title:	Director

Address:	200 Park Ave.
New York, NY 10166

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Caine Funding

By:	/s/ Neam Ahmed
Name:	Neam Ahmed
Title:	Authorized Signatory

Address:	WBO - Loans Operations
The Bank of Nova Scotia
720 King St. West, 3rd Floor
Toronto, Ontario M5V 2T3
TRANSIT #11298

Attn:
Telephone:	(416) 645-6937
Telecopy:	(416) 863-7915

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Harrison CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Knox CDO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Lehman Commercial Paper Inc.

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Authorized Signatory

Address:	745 Seventh Avenue, 5th Floor
New York, New York 10019

Attn:	Craig Malloy
Telephone:	(212) 526-7150
Telecopy:	(646) 834-4997

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

PTRS CBNA Loan Funding LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-fact

Address:

Attn:
Telephone:
Telecopy:

SIGNATURE PAGE TO FIRST AMENDMENT DATED DECEMBER , 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 13, 2006 AMONG BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, THE FACILITY GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN AND BEAR STEARNS CORPORATE LENDING INC., AS ADMINISTRATIVE AGENT

Name of Institution:

SEI Institutional Managed Trust-Enhanced Income Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

Address:

Attn:
Telephone:
Telecopy:

SCHEDULE I

Guarantors

Burlington Coat Factory Warehouse Corporation (Lead Borrower)

Baby Depot of California, LLC

Bee Ridge Plaza, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory Holdings, Inc.

Burlington Coat Factory Investments Holdings, Inc.

Burlington Coat Factory of Alabama, LLC

Burlington Coat Factory of Arizona, LLC

Burlington Coat Factory of Arkansas, LLC

Burlington Coat Factory of California, LLC

Burlington Coat Factory of Colorado, LLC

Burlington Coat Factory of Connecticut, LLC

Burlington Coat Factory of Delaware, LLC

Burlington Coat Factory of Florida, LLC

Burlington Coat Factory of Georgia, LLC

Burlington Coat Factory of Idaho, LLC

Burlington Coat Factory of Illinois, LLC

Burlington Coat Factory of Indiana, LLC

Burlington Coat Factory of Iowa, LLC

Burlington Coat Factory of Kansas, LLC

Burlington Coat Factory of Kentucky, Inc.

Burlington Coat Factory of Louisiana, LLC

Burlington Coat Factory of Maine, LLC

Burlington Coat Factory of Maryland, LLC

Burlington Coat Factory of Massachusetts, LLC

Burlington Coat Factory of Michigan, LLC

Burlington Coat Factory of Minnesota, LLC

Burlington Coat Factory of Mississippi, LLC

Burlington Coat Factory of Missouri, LLC

Burlington Coat Factory of Nebraska, LLC

Burlington Coat Factory of Nevada, LLC

Burlington Coat Factory of New Hampshire, LLC

Burlington Coat Factory of New Jersey, LLC

Burlington Coat Factory of New Mexico, LLC

Burlington Coat Factory of New York, LLC

Burlington Coat Factory of North Carolina, LLC

Burlington Coat Factory of North Dakota, LLC

Burlington Coat Factory of Ohio, LLC

Burlington Coat Factory of Oklahoma, LLC

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory of Pennsylvania, LLC

Burlington Coat Factory of Pocono Crossing, LLC

Burlington Coat Factory of Rhode Island, LLC

Burlington Coat Factory of South Carolina, LLC

Burlington Coat Factory of Texas, Inc.

Burlington Coat Factory of Texas, LP.

Burlington Coat Factory of Utah, LLC

Burlington Coat Factory of Virginia, LLC

Burlington Coat Factory of Washington, LLC

Burlington Coat Factory of West Virginia, LLC

Burlington Coat Factory of Wisconsin, LLC

Burlington Coat Factory Purchasing, Inc.

Burlington Coat Factory Realty Corp.

Burlington Coat Factory Realty of Bellaire, Inc.

Burlington Coat Factory Realty of Bloomingdale, Inc.

Burlington Coat Factory Realty of Coliseum, Inc.

Burlington Coat Factory Realty of Coral Springs, Inc.

Burlington Coat Factory Realty of Des Peres, Inc.

Burlington Coat Factory Realty of Desert Sky, Inc.

Burlington Coat Factory Realty of Dublin, Inc.

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of El Paso, Inc.

Burlington Coat Factory Realty of Fairfax, Inc.

Burlington Coat Factory Realty of Florin, Inc.

Burlington Coat Factory Realty of Franklin, Inc.

Burlington Coat Factory Realty of Greenwood, Inc.

Burlington Coat Factory Realty of Huntsville, LLC

Burlington Coat Factory Realty of Langhorne, Inc.

Burlington Coat Factory Realty of Memphis, Inc.

Burlington Coat Factory Realty of Mesa, Inc.

Burlington Coat Factory Realty of Morrow, Inc.

Burlington Coat Factory Realty of North Attleboro, Inc.

Burlington Coat Factory Realty of Orlando, Inc.

Burlington Coat Factory Realty of Paramus, Inc.

Burlington Coat Factory Realty of Pine brook, Inc.

Burlington Coat Factory Realty of River Oaks, Inc.

Burlington Coat Factory Realty of Sarasota, Inc.

Burlington Coat Factory Realty of Tulsa, Inc.

Burlington Coat Factory Realty of University Square, Inc.

Burlington Coat Factory Realty of Ventura, Inc.

Burlington Coat Factory Realty of West Colonial, Inc.

Burlington Coat Factory Realty of West Mifflin, Inc.

Burlington Coat Factory Realty of Westmoreland, Inc.

Burlington Coat Factory Realty of Whitehall, Inc.

Burlington Coat Factory Realty of Yonkers, Inc.

Burlington Coat Factory Warehouse of Anchorage, Inc.

Burlington Coat Factory Warehouse of Atlanta, Inc.

Burlington Coat Factory Warehouse of Baytown, Inc.

Burlington Coat Factory Warehouse of Bristol, LLC

Burlington Coat Factory Warehouse of Charleston, Inc.

Burlington Coat Factory Warehouse of Cheltenham, Inc.

Burlington Coat Factory Warehouse of Cleveland, Inc.

Burlington Coat Factory Warehouse of Coliseum, Inc.

Burlington Coat Factory Warehouse of Detroit, Inc.

Burlington Coat Factory Warehouse of East St. Louis, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Warehouse of Grand Rapids, Inc.

Burlington Coat Factory Warehouse of Hickory Commons, Inc.

Burlington Coat Factory Warehouse of Langhorne, Inc.

Burlington Coat Factory Warehouse of Memphis, Inc.

Burlington Coat Factory Warehouse of Montgomeryville, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Burlington Coat Factory Warehouse of Redford, Inc.

Burlington Coat Factory Warehouse of San Bernardino, LLC

Burlington Coat Factory Warehouse of Shelby, Inc.

Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.

Burlington Coat Factory Warehouse, Inc.

Burlington Coat Realty of East Windsor, Inc.

Burlington Coat Realty of Gurnee, Inc.

Burlington Coat Realty of Houston, Inc.

Burlington Coat Realty of Las Vegas, Inc.

Burlington Coat Realty of Plano, Inc.

Burlington Coat Realty of Potomac, Inc.

Burlington Factory Warehouse of Reading, Inc.

C.F.B., Inc.

C.F.I.C. Corporation

C.L.B., Inc.

Cohoes Fashions of Connecticut, LLC

Cohoes Fashions of Cranston, Inc.

Cohoes Fashions of Massachusetts, LLC Cohoes Fashions of New Jersey, LLC

Cohoes Fashions of New York, LLC Georgetown Fashions Inc.

K&T Acquisition Corp.

LC Acquisition Corp.

MJM Designer Shoes of California, LLC

MJM Designer Shoes of Delaware, LLC

MJM Designer Shoes of Florida, LLC

MJM Designer Shoes of Moorestown, Inc.

MJM Designer Shoes of New Jersey, LLC

MJM Designer Shoes of New York, LLC

MJM Designer Shoes of Pennsylvania, LLC MJM Designer Shoes of Texas, Inc.

Monroe G. Milstein, Inc.

Super Baby Depot of Moorestown, Inc.